HMFII N-SAR

SUB-ITEM 77Q1: Exhibits

(e) Copies of any new or amended Registrant investment advisory contracts

(e.1.) 	Schedules A and B to the Investment
Management Agreement with Hartford
Funds Management Company, LLC was
previously filed with the SEC as exhibit d.(i).b to Post-Effective Amendment No.
130 to the Registrant's Registration
Statement on Form N-1A filed with the
SEC on December 22, 2015 (SEC
Accession No. 0001571049-15-010167)
and incorporated herein by reference.



200023136_3
21833357.2.BUSINESS
201959662_1 LAW
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